                                                                   EXHIBIT 32.1


               STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350


      The undersigned, Donald A. Williams, is the Chairman of the Board of Directors and Chief Executive Officer of Westfield Financial, Inc. (the "Company").

      This statement is being furnished in connection with the filing by the Company of the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2008 (the "Report").

      By execution of this statement, I certify that:

      A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

      B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

      This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

      A signed original of this written statement required by Section 906 has been provided to Westfield Financial, Inc. and will be retained by Westfield Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


May 9, 2008                           /s/ Donald A. Williams
-------------------------             -----------------------------------------
Dated                                 Donald A. Williams
                                      Chairman of the Board of Directors and
                                      Chief Executive Officer

                                                                   EXHIBIT 32.1


               STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350


      The undersigned, Michael J. Janosco, Jr., Chief Financial Officer of Westfield Financial, Inc. (the "Company").

      This statement is being furnished in connection with the filing by the Company of the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2008 (the "Report").

      By execution of this statement, I certify that:

      A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

      B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

      This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

      A signed original of this written statement required by Section 906 has been provided to Westfield Financial, Inc. and will be retained by Westfield Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


May 9, 2008                           /s/ Michael J. Janosco, Jr.
-------------------------             -----------------------------------------
Dated                                 Michael J. Janosco, Jr.
                                      Chief Financial Officer